EXHIBIT A

MASTER LOAN AGREEMENT

THIS MASTER LOAN AGREEMENT dated Nov 16, 2004 between, **KAPITAL ENGINE INVESTMENTS, INC.**, a Nevada corporation (the "Borrower") and **DUVERA BILLING SERVICES, LLC**, a California limited liability company (the "Lender").

WITNESSETH

WHEREAS, the Borrower is the sole parent corporation for at least nine (9) subsidiaries which operate fitness facilities in and around Raleigh, North Carolina under the name "Beyond Fitness;" and

WHEREAS, those individuals whose signatures appear below represent and warrant that they have the authority of their respective company for which they sign to make this Master Loan Agreement binding and fully enforceable on that company.

WHEREAS, the Borrower has requested the Lender provide loans and future advances in the amounts as stated on the Schedules attached hereto; and

WHEREAS, the Lender is willing to furnish such loans, but only upon the terms and conditions contained herein, including, without limitation, the execution, delivery, and, if it is appropriate, the filing or recording of the Guaranty Agreement dated as of Nov 16 2004 which is to be signed by guarantor.

WHEREAS, the Borrower, in order to secure the repayment of its Obligations (defined below) to the Lender, has agreed to pledge its right, title and interest in certain personal property being all rights in the membership contracts sold by Borrower, and the funds received from these contract sales which are held in bank accounts defined as "Collateral" below;

WHEREAS, the undersigned guarantor hereby reaffirms his guaranty in favor of Lender, and all Borrower's Obligations (as defined below), consents to the terms of this Master Loan Agreement and to the repayment of the Borrower's Obligations owed to Lender.

NOW THEREFORE, in consideration of the loans and future advances in the amounts as stated on Schedules attached hereto, mutual covenants contained herein, and other good and valuable consideration, the receipt of which is hereby acknowledged, it is hereby agreed as follows:

SECTION 1. DEFINITIONS

1.1 **Defined Terms.** As used in this Agreement, the following terms shall have the following meanings;

"Collateral" shall mean right and title in the "pay as you go monthly membership" contracts sold by Borrower and the accounts receivables from these membership contracts.

"Collecting Bank" shall mean that bank which provides collection and remittance services for Borrower's membership accounts and is initially the First National Bank of Omaha, or as parties agree otherwise in the future.

"Default" shall mean any of the events specified in Section 7.1 hereof.

"Event of Default" shall mean any of the events specified in Section 7.1 hereof.

"Guaranty Agreement" shall mean the agreement attached hereto as Exhibit C.

"Lien" shall mean, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset.

"Loan" shall mean the amount of monies borrowed by Borrower from Lender under Section 2.1 hereof and as detailed in the Schedules attached hereto.

"Master Loan Agreement" shall mean this Master Loan Agreement including all Exhibits and Schedules hereto as amended or supplemented from time to time.

"Loan Documents" shall mean collectively, this Master Loan Agreement, the Guaranty Agreement, Schedules attached hereto, and all other agreements, documents, instruments or certificates delivered in connection with the Master Loan Agreement.

"Obligations" shall mean all obligations and liabilities of the Borrower to Lender whether now or hereafter existing, including, but not limited to those under the Loan Documents.

"Person" shall mean any individual, corporation, company, voluntary association, partnership, joint venture, trust, unincorporated organization or government (or any agency, instrumentality or political subdivision thereof).

1.2 **Use of Defined Terms.** All terms defined in this Master Loan Agreement shall have such defined meanings when used (without definition) in the Note, the Guaranty Agreement, or other documents made or delivered pursuant to this Master Loan Agreement.

1.3 **Lender's Discretion.** Whenever the terms "satisfactory to," "determined by," "acceptable to," "shall elect," "shall request," or similar terms are used in this Master Loan Agreement or any of the other Loan Documents to apply to Lender, except as otherwise specifically provided herein or therein, such terms shall mean satisfactory to, at the election of, determined by, acceptable to, or requested by, as applicable, Lender, in its sole discretion.

1.4 **Statements as to Knowledge.** Any statements, representations or warranties which are based upon the knowledge of the Borrower shall be deemed to have been made after

due inquiry with respect to the matter in question but without Borrower being required to seek an opinion of counsel with respect thereto.

SECTION 2. AMOUNT AND TERMS OF LOAN

2.1 **Loan.** Subject at all times to all of the terms and conditions of this Master Loan Agreement, the Lender agrees to advance to Borrower the sum in the amounts as stated on the attached Schedules hereto, and which sums shall be delivered upon confirmation of receipt of the Loan Documents which are signed by all required parties.

2.2 **Payments.**

(a) Upon delivery of the Loan proceeds to Borrower, the Borrower shall either pay Lender directly or order its Collecting Bank to pay to the Lender monthly payments in amounts as determined by the attached Schedules to be applied for the unpaid balance of the Borrower's Obligations, for the period commencing on the date hereof and continuing in accordance with the Schedules attached hereto until the Borrower's Obligations are satisfied in full as determined by the Lender.

(b) The monthly payment amount shall come from all monies and claims for monies due, and to become due to Borrower under the Collateral accounts which are collected by the Collecting Bank.

2.3 **Application of Payments.** Any funds received from the Collecting Bank on behalf of the Borrower or received from the Borrower directly (whether pursuant to any of the terms and provisions of the Note or otherwise) by the Lender shall be applied to the Borrower's Obligations due for that month.

2.4 **Prepayment.** Prepayment of the Borrower's Obligations is permitted.

2.5 **Closing.** The closing shall occur upon receipt by the Lender of the signed consent of the Loan Documents by all necessary parties.

SECTION 3. REPRESENTATIONS AND WARRANTIES OF BORROWER

Borrower represents and warrants to Lender that:

3.1 **No Liens or Restrictions.** The accounts receivables constituting the Collateral are so owned as of the date of this Master Loan Agreement by the Borrower, free and clear of any Lien or restrictions of transfer.

3.2 **Consents.** This Master Loan Agreement and all the other Loan Documents executed by and to be executed by Borrower constitute valid and binding Obligations of Borrower enforceable in accordance with their respective terms. To the Borrower's knowledge, no consent of any other party and no consent, license, approval, or authorization of any governmental authority is required in connection with the borrowing by Borrower hereunder, the

execution, delivery, and performance of this Master Loan Agreement, and any of the other Loan Documents executed or to be executed in connection herewith.

3.3 **No Conflicts.** The borrowing by the Borrower hereunder and the execution and delivery by the Borrower of this Master Loan Agreement and other Loan Documents executed and to be executed by Borrower, do not conflict with or result in the breach of any agreement, mortgage or similar instrument under which Borrower or any of his properties are bound, or, to Borrower's knowledge, any law, rule, or regulation of any governmental agency applicable to him or said properties.

3.4 **Litigation.** There is no action or proceeding pending or, to the knowledge of Borrower, contemplated or threatened against Borrower before or by any court, arbitrator, grand jury or administrative agency, any governmental authority, bureau, agency, or instrumentality which might reasonably foreseeable result in a material adverse change in the financial condition of Borrower.

3.5 **No Defaults.** Borrower is not in default in the payment or performance of any of its Obligations or in the performance of any contract, agreement or other instrument to which it is a party or by which any of his assets or properties may be bound.

SECTION 4. CONDITIONS TO LENDER'S OBLIGATIONS

The obligation of the Lender to make the Loan is subject to the satisfaction of the following conditions precedent (to the satisfaction of the Lender):

4.1 **Documents.** The Borrower shall have delivered to the Lender all required Loan Documents, which are to be duly executed by the Borrower and guarantor.

4.2 **Legal Matters.** All matters and all documentation and other instruments in connection with the Loans shall be satisfactory in form and substance to Lender and its counsel, and counsel to Lender shall have received copies of all documents, which it may reasonably request in connection with the Loans.

4.3 **Regulations.** The making of the Loans by Lender to Borrower and the other transactions contemplated hereby shall be in compliance with applicable laws and government regulations imposed upon Lender and the Borrower.

SECTION 5. AFFIRMATIVE COVENANTS

Borrower hereby covenants that so long as any of the Obligations remains outstanding and unpaid Borrower shall, unless otherwise consented to in writing by Lender:

5.1 **Notices.** Promptly give notice in writing to Lender of (a) the occurrence of any default or Event of Default under this Master Loan Agreement or any other Loan Document or (b) of any default whether or not any requirement for the giving of notice or the lapse of time or both has been satisfied under any instrument or agreement of Borrower which could have a materially adverse effect on the Collateral.

5.2 **Notice of Litigation and Other Matters.** Promptly upon learning of any action, suit, or legal proceeding against the Borrower, Borrower shall give notice to the Lender of these events, describing the substance and status of the matter involved

SECTION 6. NEGATIVE COVENANTS

Borrower covenants that so long as any of the Obligations remains outstanding and unpaid, the Borrower shall not without Lender's express prior written consent, create, assume or suffer to exist any Lien of any kind upon any of the Collateral, except for liens and security interests in favor of Lender.

SECTION 7. EVENTS OF DEFAULT AND REMEDIES

7.1 **Events of Default.** An "Event of Default" shall exist if any one or more of the following shall occur:

(a) Failure by Borrower or Borrower's Collecting Bank to make any payment of the Obligations within ten (10) business days of the date when due. This default is effective on the date fixed for payment or by acceleration or otherwise; or

(b) If any representation or warranty made by Borrower in this Master Loan Agreement or in any certificate or statement furnished at the time of Closing or pursuant to this Master Loan Agreement or any other Loan Documents shall prove to have been knowingly untrue or misleading in any material respect at the time made; or

(c) Default by Borrower in the performance or observance of any covenant or agreement contained in this Master Loan Agreement or default in any other Loan Document which is not cured within any applicable grace period for therein, if any; or

(d) A final judgment for the payment of money in excess of Two Hundred Thousand Dollars ($200,000) shall be rendered against Borrower, and such judgment shall remain unpaid for a period of sixty (60) days from the date of entry thereof, unless within such sixty (60) day period such judgment shall be stayed, and appeal taken there from and the execution thereon stayed during such appeal; or

(e) If the Borrower shall default in respect of any evidence of indebtedness or under any agreement under which any notes or other evidence of indebtedness of Borrower are issued, if the affect thereof is to cause, or permit the holder or holders thereof to cause, such Obligation or Obligations in an amount in excess of Fifty Thousand Dollars ($50,000) in the aggregate to become due prior to its or their stated maturity or to permit to acceleration thereof; or

(f) If default under the Guaranty Agreement attached hereto as Exhibit C shall occur and any grace period provided for therein shall have expired; or

(g) If Borrower shall make a general assignment for the benefit of creditors or consent to the appointment of a receiver, liquidator, custodian, or similar official of all or substantially all of his properties, or any such official is placed in control of such properties, or Borrower admits in writing his inability to pay his debts as they mature, or the Borrower shall commence any action or proceeding or take advantage of or file under any federal or state insolvency statute, including, without limitation, the United States Bankruptcy Code, seeking to have an order for relief entered with respect to him or seeking adjudication as a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution, or other relief with respect to him or his debts; or

(h) There shall be commenced against Borrower any action or proceeding of the nature referred to in subsection (g) of this Section 7.1, or seeking issuance of a order of attachment, execution, or similar process against all or any substantial part of the property of Borrower, which results in the entry of an order for relief which remains undismissed, unpaid or unbonded for a period of sixty (60) days; or

7.2 **Security Agreement**

(a) Subject to the terms set forth herein, the Borrower hereby grants and pledges to the Lender as secured party a security interest in the Collateral.

(b) The Collateral shall secure payment of Borrower's Obligations to the Lender as set forth in the Loan Documents.

(c) Borrower shall pay all taxes, charges, and assessments against the Collateral and do all acts necessary to preserve and maintain the collectability thereof. On failure of Borrower to do so, Lender may make such payments on account thereof as in its discretion seems desirable; and Borrower shall reimburse Lender immediately on demand for all such payments, as well as, any sum expended by Lender in enforcing, collecting and exercising its remedies respecting Collateral.

(d) Upon the occurrence of an Event of Default, the Borrower's Obligations as agreed to herein, shall be immediately due and payable without notice or demand, presentment, or protest, all of which are hereby expressly waived. After this occurrence of an Event of Default, a penalty of Five Percent (5%) of Borrower's total outstanding Obligations at that time shall be assessed each month during which the Borrower remains in Default.

(e) On the occurrence of an Event of Default by the Borrower, Lender, as a secured party may have all the rights and remedies given it under North Carolina General Statute 25-9-601, et. seq., any other law of the State of North Carolina, or any other right or remedy it has under the Loan Documents.

7.3 **Lender as Attorney for Borrower.**

(a) Borrower hereby authorizes and empowers Lender and its successors and assigns and hereby irrevocably appoints Lender and its successors and assigns the true and

lawful attorney of Borrower with full power of substitution, in Borrower's name and stead upon the occurrence and during the continuance of an Event of Default under the Loan Documents:

(i) to ask, require, demand, receive, enforce and give acquittance for any and all claims for monies due and to become due and payable to Lender under or arising out of this Master Loan Agreement;

(ii) to endorse any checks or other instruments or orders in connection therewith;

(iii) to file any claims or take any action or institute any proceedings which in the judgment of Lender may be necessary or advisable under this Master Loan Agreement;

(iv) to execute and deliver any other and further assurances or documents or take any actions upon the failure of Borrower to do so; and

(v) to make any filings, including of financing and continuation statements and amendments thereto with respect to this Master Loan Agreement in accordance with the laws of any applicable jurisdiction without Borrower's signature and/or in Borrower's name.

(b) Any action or proceeding brought by Lender as attorney of Borrower or under any other provision of this Master Loan Agreement or otherwise, and any claim by Lender under this Master Loan Agreement, may be compromised, withdrawn or otherwise dealt with by Lender without any notice to or approval of Borrower.

(c) The powers and authority granted to Lender have been given for a valuable consideration and are hereby declared to be irrevocable. In addition to any rights, powers and remedies it might otherwise have with respect to this Master Loan Agreement and the agreements hereunder, Lender shall also have all rights, powers and remedies available in law, equity or otherwise with respect to this Agreement and the Agreements hereunder.

SECTION 8. MISCELLANEOUS

8.1. **Redelivery of Collateral.** Lender agrees that upon full payment of the Obligations by the Borrower through its Collecting Bank, the Lender will promptly execute and deliver to Borrower such releases or other documents as borrower may reasonably request to evidence such terminations and prompt notice shall be given to the Collecting Bank, signed by both parties of such termination and release.

8.2. **Notices.** All notices, requests or other communications to either of the parties by the other shall be in writing and shall be deemed duly given on the earlier of the date the same is delivered in person or when deposited in the United States mail, certified or registered, postage prepaid, return receipt requested, as follows:

If to Lender: 1959 Palomar Oaks Way # 340
Carlsbad, Ca 92009

If to the Borrower: 1381 Kildaire Farm Rd
Cary, NC 27511

Either party may designate by notice in writing to the other a new address to which notices, requests and other communications hereunder shall be given.

8.3 **Construction.** This Master Loan Agreement, the Guaranty Agreement and all instruments or agreements delivered hereunder shall be governed by and construed in accordance with the laws of the State of North Carolina. If any of the provisions of this Master Loan Agreement shall be or become illegal or unenforceable under any law, the other provisions shall remain in full force and effect.

8.4 **Further Assurances.** Borrower hereby agrees to execute and deliver such further instruments and documents as may be reasonably requested by Lender in order to carry out fully the intent and accomplish the purposes of this Master Loan Agreement and the transactions referred to herein. Borrower agrees to take any action, which Lender may reasonably request in order to obtain and enjoy the full rights and benefits granted to Lender by this Master Loan Agreement and each other agreement, instrument and document delivered to Lender in connection herewith.

8.5 **Survival of Agreements.** Except as herein provided, all agreements, representations and warranties made herein, shall survive the execution and delivery of this Master Loan Agreement and the Note, and shall continue in full force and effect until the indebtedness of Borrower under the Note and all other Obligations have been paid in full.

8.6 **Entire Agreement.** This Master Loan Agreement and other Loan Documents contain the entire agreement between the parties hereto and may be amended, changed or terminated only by an instrument in writing signed by the parties hereto.

8.7 **Waivers.** No failure to exercise and no delay in exercising, on the part of Lender, any right, power or privilege under this Master Loan Agreement or under the Guaranty Agreement, or any agreement or instrument delivered to Lender hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege. No waiver of any provision of this Master Loan Agreement, the Guaranty Agreement or any agreement or instrument delivered hereunder shall be effective unless executed by Lender and any such waiver shall not constitute a waiver in the future of any of the provisions of any of the foregoing documents, except as may be specifically provided in any such waiver. No course

of dealing between Borrower and Lender shall operate as a waiver of any of the rights of Lender under this Master Loan Agreement.

8.8 **Gender and Number.** Unless the context otherwise requires, when used herein, the singular includes the plural, and vice-versa, and the masculine includes the feminine and neuter, and vice-versa.

8.9 **Captions.** Captions used herein are inserted for convenience only and shall not be given any legal effect.

8.10 **Counterparts.** This Master Loan Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

8.11 **Successors and Assigns.** This Master Loan Agreement shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns except that the rights and Obligations of Borrower hereunder may not be assigned or transferred in any respect without the consent of the Lender. The provisions of this Master Loan Agreement are intended to be for the benefit of any holder, from time to time, of the Note and shall be enforceable by any such holder, whether or not an expressed assignment to such holder of rights under this Master Loan Agreement has been made by Lender or its successors or assigns.

8.12 **Confidentiality.** This Master Loan Agreement and the other Loan Documents are to be kept confidential and are not to be reproduced in any manner whosoever for Persons other than the parties hereto. Each Party agrees not to circumvent the legitimate interests of the other party and to maintain this transaction in strict confidentiality. Each party agrees to maintain the confidentiality of any trade secrets, techniques, and contracts and contacts of the other party. Each party agrees not to engage in unauthorized communications (i.e. telephone calls, written inquiries, etc.) with the other party's banks, insurers, contracting parties and contacts.

8.13 **Consent to Jurisdiction: Venue; Jury Trial Waiver. Borrower hereby consents to the jurisdiction of the courts of the State of North Carolina, as well as to the jurisdiction of all courts from which an appeal may be taken from the aforesaid courts, for the purpose of any suit, action or other proceeding arising out of any of Borrower's Obligations under or with respect to this Master Loan Agreement, and expressly waives any and all objections Borrower may have as to venue in any of such courts. In addition, Borrower consents to the service of process by United States certified or registered mail, return receipt request, addressed to Borrower at the address provided herein. Borrower also, to the extent permitted by law, waives trial by jury in any action brought on or with respect to this Master Loan Agreement and agrees that in the event this Master Loan Agreement shall be successfully enforced by suit or otherwise, Borrower will reimburse the holder or holders of the Obligations, upon demand, for all reasonable expenses incurred in connection therewith, including, without limitation, reasonable attorneys' fees and expenses.**

IT IS SPECIFICALLY AGREED AND UNDERSTOOD THAT THE TRANSMITTAL OF THIS AGREEMENT DOES NOT CONSTITUTE AN OFFER BY THE PROPOSED LENDER AND THAT THE PROPOSED MASTER LOAN AGREEMENT SHALL NOT BE BINDING UPON THE PROPOSED LENDER UNLESS ACTUALLY SIGNED BY THE LENDER. MOREOVER, IT IS SPECIFICALLY AGREED THAT THE ENCLOSED DOES NOT REPRESENT A NOTE OR MEMORANDUM OF AGREEMENT UNTIL EXECUTED AND PERFORMED. THE LENDER SHALL BE UNDER NO OBLIGATION TO PROCEED WITH THE CONSUMMATION OF THIS TRANSACTION.

IN WITNESS WHEREOF, the parties hereto have caused this Master Loan Agreement to be duly executed and delivered as of the day and year first above written.

BORROWER:
Kapital Engine Investments, Inc

By: ____________
Print Name: Randall Rohm
Title: President/CEO

ATTEST:

By: ____________

____________ Secretary

[CORPORATE SEAL]

LENDER:
Duvera Billing Services, LLC

By: ____________
Print Name: Scott Vahtres
Title: Pres + CEO

GUARANTOR:

____
Randall H. Rohm, Individually

STATE OF North Carolina
COUNTY OF Wake

I, the undersigned, a Notary Public for the state and county aforesaid, certify that Randall Rahm personally came before me this day and acknowledged that he is the President of Kapital Engine Investments, Inc., a Nevada corporation, and that he, as President, by the authority duly given and as the act of the corporation, executed the foregoing on behalf of the corporation. Witness my hand and official stamp or seal this the 6 day of, Nov 2004

[signature]
Notary Public

My Commission expires: 10/18/2008

[NOTARIAL SEAL]

STATE OF California
COUNTY OF San Diego

I, the undersigned, a Notary Public for the state and county aforesaid, certify that Scott Vertrees personally came before me this day and acknowledged that he is the President & CEO of Duvera Billing Services, LLC, a California limited liability company, and that he, as President + CEO, by the authority duly given and as the act of the limited liability company, executed the foregoing on behalf of the limited liability company. Witness my hand and official stamp or seal this the 19 day of, November 2004.

[signature]
Notary Public

My Commission expires: September 23, 2007

APRIL D. THOMPSON
COMM. #1441280
Notary Public-California
SAN DIEGO COUNTY
My Comm. Exp. Sept 23, 2007

[NOTARIAL SEAL]

STATE OF North Carolina
COUNTY OF [illegible]

I, Judith C. Rushing, certify that Randall H. Rohm personally came before me this day and acknowledged that he signed the foregoing instrument.

WITNESS my hand and notarial seal, this 16 day of Nov 2004.

[signature]
Notary Public

My Commission Expires: 10-18-2008

[NOTARIAL SEAL]